Other financial liabilities	12 Months Ended
Sep. 30, 2024
Other financial liabilities
Other financial liabilities

Note 19. Other financial liabilities

Accounting policy

Other financial liabilities include liabilities measured at amortised cost as well as liabilities which are measured at FVIS. Financial liabilities measured at FVIS include:
● Trading liabilities (i.e. securities sold short); and
● Liabilities designated at FVIS (i.e. certain repurchase agreements). Refer to Note 22 for balances measured at fair value and amortised cost. Repurchase agreements

Where securities are sold subject to an agreement to repurchase at a predetermined price, they remain recognised in the balance sheet in their original category (i.e. ‘Trading securities’ or ‘Investment securities’).

The cash consideration received is recognised as a liability (‘Repurchase agreements’). Repurchase agreements are designated at fair value where they are managed as part of a trading portfolio, otherwise they are measured on an amortised cost basis.

Where a repurchase agreement is designated at fair value, any changes in fair value (except those due to changes in credit risk) are recognised in the income statement as they arise. The change in fair value that is attributable to credit risk is recognised in OCI except where it would create an accounting mismatch, in which case it is also recognised in the income statement.

	Consolidated		Parent Entity
$m	2024	2023	2024	2023
Repurchase agreements	18,848	25,059	16,071	20,315
Interbank placements	3,635	4,537	3,631	4,533
Accrued interest payable	4,940	4,138	4,094	3,337
Securities purchased not delivered	2,966	3,477	2,966	3,477
Trade creditors and other accrued expenses	2,375	2,191	1,994	1,723
Settlement and clearing balances	934	832	801	805
Securities sold short	3,248	3,496	3,248	3,496
Other	1,131	1,140	1,112	1,094
Total other financial liabilities	38,077	44,870	33,917	38,780